FILE NO. 2-27539

     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 27, 1999
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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    ---------
                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                    [   ]
         Pre-Effective Amendment No.                                       [   ]
                                      ------
         Post-Effective Amendment No.  44                                  [ x ]
                                     and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
         Amendment No. 30                                                  [ x ]
                        (Check appropriate box or boxes)

                           ARMSTRONG ASSOCIATES, INC.
               (Exact Name of Registrant as Specified in Charter)

750 North St. Paul, LB 13, Suite 1300, Dallas, Texas                     75201
        (Address of Principal Executive Offices)                      (Zip Code)

Registrant's Telephone Number, including Area Code:  (214) 720-9101

                                  C. K. Lawson
                                    President
                           Armstrong Associates, Inc.
                            750 North St. Paul, LB 13
                                   Suite 1300
                               Dallas, Texas 75201
                    (Name and Address for Agent for Service)

                               -------------------

Approximate Date of Proposed Public Offering:    October 28, 1999

It is proposed that this filing will become effective (check appropriate box)
[   ]  immediately upon filing            [   ]  on (date) pursuant
       pursuant to paragraph (b)                 to paragraph (a)(i)
[   ]  on (date) pursuant to              [   ]  75 days after filing
       paragraph (b)                             pursuant to paragraph (a)(ii)
[   ]  60 days after filing pursuant      [ x ]  on October 28, 1999 pursuant to
       to paragraph (a)(i)                       paragraph (a)(ii) of Rule 485.

If appropriate, check the following box:
[   ]  this  post-effective  admendment  designates a new  effective  date for a previously filed post-effective amendment


Title of Securities Being Registered..............Common Stock ($1.00 Par Value)

                              CROSS REFERENCE SHEET

               Between Items of Part A of Form N-1A and Prospectus

Form N-1A Item                              Location in Prospectus
--------------                              ----------------------

1.   Cover Pages..........................  Front and Back Cover Pages
2. Risk/Return Summary : Investments, .. Summary Information on Armstrong Risks and Performance
3.   Risk/Return Summary : Fee Table......  Fees and Expenses
4.   Investment Objectives, Principal.....  Investment Objective and Policies of
     Investment Strategies, and...........  Armstrong, Discussion of Primary
     Related Risks                          Risks
5.   Management's Discussion of...........  Management's Discussion  of  Fund
     Fund Performance                       Performance For the 1999 Fiscal
                                            Year, Graphs of Historical
                                            Performance and Related Comments
6.   Management, Organization, and........  Investment Management
     Capital Structure
7.   Shareholder Information..............  Pricing of Fund Shares, Information
                                            on the Purchase and Redemption of
                                            Armstrong Shares, Dividends and
                                            Capital Gains, Shareholders Services
8.   Distribution Arrangements............  *
9.   Financial Highlights Information.....  Condensed Financial Information

  Between Items of Part B of Form N-1A and Statement of Additional Information

                                            Location in Statement
Form N-1A Item                              of Additional Information
--------------                              -------------------------

10.  Cover Page and Table of Contents.....  Cover Page
11.  Fund History.........................  Armstrong's History and
                                            Classification
12.  Description of the Fund and its .....  Armstrong's History and
     Investments and Risks                  Classification, Certain Fundamental
                                            Restrictions on Investment Policy
13.  Management of the Fund...............  Management of Armstrong
14.  Control Persons and Principal........  Management of Armstrong
     Holders of Securities
15.  Investment Advisory and .............  Investment Adviser
     Other Services
16.  Brokerage Allocation and ............  Brokerage Allocation
     Other Practices

17.  Capital Stock and Other Securities...  Description of Capital Stock
18.  Purchase, Redemption and Pricing ....  Pricing of Shares, Purchase of
     of Shares                              Shares, and Redemption of Shares
19.  Taxation of the Fund.................  Dividends and Federal Income Tax
                                            Information
20.  Underwriters.........................  *
21.  Calculation of Performance Data......  Calculation of Performance Data
22.  Financial Statements.................  Financial Statements
-------------------
*    Inapplicable or negative

FRONT COVER

                           ARMSTRONG ASSOCIATES, INC.
                                   PROSPECTUS
                                OCTOBER 28, 1999

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A NO-LOAD MUTUAL FUND
     Armstrong Associates is a no-load mutual fund. There are no sales commissions charged by the Fund when you buy or redeem shares.

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INVESTMENT OBJECTIVE
     Armstrong's investment objective is capital growth. The Fund seeks this objective through investments in common stocks and by varying the proportions of common stocks and short-term debt investments in its portfolio.

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PROSPECTUS INFORMATION
     This Prospectus contains information an investor should know about the Fund before investing. Please retain it for future reference.

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THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
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For additional information call or write:

Armstrong Associates, Inc.
750 N. St Paul, LB 13
Suite 1300
Dallas, Texas 75201-3250
(214)720-9101
(214)871-8948 FAX

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                                                           Inside Front Cover or
                                                                      Back Cover

ARMSTRONG ASSOCIATES, INC

Prospectus
October 28, 1999

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TABLE OF CONTENTS                                               PAGE NUMBER

Summary Information on Armstrong

Fees and Expenses

What is a Mutual Fund

Introduction to Armstrong Associates, Inc.

Who Should Invest

Investment Objective and Policies of Armstrong

Discussion of Primary Risks

Management Discussion of Fund Performance for the 1999 Fiscal Year

Graphs of Historical Performanc
and Related Comments

Investment Management

Pricing of Fund Shares

Information on Purchase and Redemption
of Armstrong Shares

Dividends, Capital Gains Distributions
and Federal Tax Information

Shareholder Services

Condensed Financial Information

Purchase Application

Instructions for Purchase Application

BACK COVER


                           ARMSTRONG ASSOCIATES, INC.

Additional Information about the Fund's investments and operations is available in the Fund's annual and semi-annual shareowner reports. A Statement of Additional Information contains more details, and is incorporated in this Prospectus by reference.

These documents and other information are available upon request, without charge, by writing or calling collect:

                  Armstrong Associates, Inc.
                  750 N. St. Paul, LB 13
                  Suite 1300
                  Dallas, Texas 75201-3250
                  (214)720-9101
                  (214)871-8948 FAX

Information about the Fund, including the Statement of Addition Information, can be reviewed and copied at the SEC's Public Reference Room in Washington DC (call 800-SEC-0330). Reports and other information about the Fund are also available at the SEC's website (http://www.sec.gov) and copies may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington DC 20549-6009. Armstrong's Investment Company Act file number is 811-1548.

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SUMMARY INFORMATION ON ARMSTRONG
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INVESTMENT OBJECTIVE

The investment objective of the Fund is capital growth.

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PRINCIPAL INVESTMENT STRATEGIES

Armstrong invests in common stocks which offer the prospect of growth in earnings and market value over a one to three year period. The Fund's portfolio can include investments in large market capitalization companies as well as mid-cap and small-cap companies. High quality short-term debt investments, such as U.S. Treasury Bills, are used to provide portfolio liquidity and to reduce the Fund's exposure to equities to moderate market risk.

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PRIMARY RISK OF INVESTING

     The Fund's share price changes daily based on the value of its holdings. You can lose money by investing in the Fund because:

     - Equity markets and individual stocks are inherently volatile and prices fluctuate widely which results in MARKET RISK.

     - Selection of portfolio investments that are unsuccessful due to market timing or fundamental business reasons can result in STOCK SELECTION RISK.

     - Varying the investment balance of the portfolio between equities and short term debt can result in reduced portfolio equity exposure during up market cycles and excessive exposure during down markets resulting in PORTFOLIO BALANCE RISK.

     Any and all of the above factors could result in Armstrong failing to achieve its objective of capital growth. The Fund's total return can be expected to fluctuate within a wide range, and stock value declines can continue for an extended period of time.

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INFORMATION ON RISK/RETURN

The bar chart and table below provide an indication of the risk of investing in the Fund. The bar chart shows the Fund's performance in each calendar year over a ten-year period. The table shows how the Fund's average annual returns for one, five, and ten calendar years compare with those of a broad-based securities market index. Keep in mind that the Fund's past performance does not indicate how it will perform in the future.

                           CALENDAR YEAR TOTAL RETURNS
                                 1989      14.35%
                                 1990       6.69%
                                 1991      18.73%
                                 1992       6.77%
                                 1993      12.73%
                                 1994       5.52%
                                 1995      19.06%
                                 1996       9.48%
                                 1997      14.15%
                                 1998      19.29%

Note: 1999 year-to-date return is +11.0% (December 31, 1998 through quarter ending June 30, 1999) Highest return for a quarter was +23.3% (quarter ending December 31, 1998) Lowest return for a quarter was -15.1% (quarter ending September 30, 1998)

                           AVERAGE ANNUAL TOTAL RETURN
                          (FOR YEAR ENDING 12/31/1998)

                                1 Year       5 Years       10 Years
Armstrong Associates, Inc       19.29%        13.37%        11.06%
Standard & Poor's 500           26.67%        22.10%        15.68%
Value Line Composite*           -4.06%         8.80%         3.68%
     *Price only

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FEES AND EXPENSES
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The following table describes the fees and expenses you would pay if you buy and hold shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based upon those incurred in the fiscal year ended June 30, 1999.

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SHAREHOLDER FEES (fees paid directly from your investment)
         Sales Charge (Load) Imposed on Purchases:                      None
         Deferred Sales Charge (Load):                                  None
         Sales Charge (Load) Imposed on Reinvested Dividends:           None
         Redemption Fee:                                                None

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ANNUAL FUND OPERATING EXPENSES (expenses deducted from
                                the Fund's assets)
         Management Expenses                                            0.80%
         12b-1 Distribution Fees:                                       None
         Other Expenses:                                                0.44%
                  TOTAL ANNUAL OPERATING EXPENSES:                      1.24%

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The following example is intended to help you compare the cost of investing in Armstrong with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund. This example assumes that the Fund provides a return of 5% a year, and that the operating expenses remain the same. The results apply whether or not you redeem your investment at the end of each period.

         1 Year            3 Years          5 Years           10 Years
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           $124              $391             $686              $1,560
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THIS  EXAMPLE  SHOULD  NOT  BE  CONSIDERED  TO  REPRESENT   ACTUAL  EXPENSES  OR
PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

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WHAT IS A MUTUAL FUND
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Briefly stated, a mutual fund combines money from investors and invests in a portfolio of securities selected in line with the particular investment objective of the fund. Investors own an interest in the portfolio, represented by the shares of the fund. In the case of a no-load fund, such as Armstrong Associates, fund shares are purchased and redeemed at net asset value, which means that no sales commissions are added to or deducted from the value of the fund shares on purchase or redemption.

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INTRODUCTION TO ARMSTRONG ASSOCIATES, INC.
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Armstrong Associates, Inc. ("Armstrong" or the "Fund") is a no-load, diversified, open-end mutual fund which offers investors a participation in a diversified portfolio of common stocks that is professionally managed with the objective of capital growth.

Investors in the Fund have an investment that is liquid. Fund shares can be purchased or redeemed at net asset value with no sales commissions. In addition to providing diversification, liquidity and professional management, the Fund provides the record keeping, brokerage commission negotiation and arranges for the safekeeping of securities, and the responsibilities involved with the day-to-day operation of a securities portfolio.

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WHO SHOULD INVEST
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The Fund is designed for long-term investors who are seeking the opportunity for higher long-term investment returns than the returns available through fixed income investments and who can accept the inherent market volatility associated with investments in common stocks selected for capital growth. While the Fund shares can be expected to fluctuate based on market conditions, Armstrong is not designed as a vehicle for playing short-term market swings. Dividend and interest income from the investors of the Fund is incidental to the primary objective of capital growth.

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INVESTMENT OBJECTIVE AND POLICIES OF ARMSTRONG
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The investment objective of the Fund is capital growth. The Fund seeks to obtain its investment objective through emphasis on investments in common stocks and by varying the proportions of common stocks and short-term debt investments in its portfolio.

The Fund normally invests in common stocks which offer strong growth potential over a one to three year period and that are judged to be attractively valued relative to the market and to their prospects. Investments are selected through fundamental research on individual companies that take into consideration industry, economic, political and marketplace factors that are expected to play a role in the success of the investment. After purchase, investments are monitored closely to gauge actual developments verses expectations.

This fundamental approach to growth investments is not short term oriented and, as a result, the Fund's portfolio turnover ratio is usually relatively low. The Fund may sell a security within a relatively short period of time if developments with the investment indicate a change would be advisable.

The general market environment and level of perceived valuation risk in the market as well as the availability of reasonably valued investment opportunities all play a role in decisions to adjust the Fund's exposure to common stocks. Short-term debt investments (typically U.S. government obligations or high grade commercial paper with a life to maturity at the time of acquisition of less than one year) are utilized to reduce portfolio exposure to equity markets as a mechanism to moderate market risk and to seek to capitalize on potential market declines. Over the past five years, as of the June 30 fiscal year end, the portion of the portfolio invested in common stock ranged from a high of 97.1% to a low of 82.3%. The percentage of the Fund's portfolio invested in common stocks can be expected to continue to fluctuate in the future and may at any time be higher or lower than the historical range reported for the last five years.

The investment objective of the Fund, will not be changed unless authorized by a vote of the majority of the outstanding shares of the Fund. The policies and techniques used in seeking to attain the objective of the Fund may be changed without shareholder approval.

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DISCUSSION OF PRIMARY RISKS
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MARKET RISK
     Armstrong is managed with the objective of capital growth. Dividend income is incidental to the primary objective. Common stocks, the primary investment vehicle of the Fund, have a high level of price volatility that results in broad swings in the price level of individual stocks and equity markets. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. These fluctuations have a direct impact on Armstrong's per share price and the total return to shareholders.

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STOCK SELECTION RISK
     The Fund's portfolio at any time will hold a relatively limited number of stock issues when compared to the market overall. In addition, most broad market indices are market- value weighted, giving large-cap stocks included in an index a disproportionate impact on the overall performance of the index. Importantly, Fund portfolio investments are selected based on the investment prospects seen over a time horizon of from one to three years resulting in a timing risk between year-to-year market results and the timing of the investments returns expected to be seen for individual stocks investments . These factors can result in the Fund underperforming specific broad market indices as well as other funds with similar investment objectives.

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PORTFOLIO BALANCE RISK
     The Fund invests in high quality short term debt in varying amounts when a reduced level of exposure to equity investments is desired to lower market risk and to enhanced portfolio liquidity for market timing purposes. The use of short term debt in the Fund portfolio can restrain asset growth in periods of rising markets and cushion asset declines in negative markets.

Any of the above factors could result in Armstrong failing to achieve its objective of capital growth. The Fund's total return can be expected to fluctuate within a wide range, so an investor could lose money with an investment in Armstrong.

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MANAGEMENT'S DISCUSSION OF FUND
PERFORMANCE FOR THE 1999 FISCAL YEAR
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Armstrong's fiscal year ending June 30, 1999 was a period characterized by a high level of day-to-day volatility in individual stocks and wide performance divergence between industry stock groups and market sectors. Overall, large-cap stocks generally outperformed mid-cap and small- cap issues and technology related issues tended, on balance, to lead the market.

Reversing a declining trend that had been in place since calender 1997, interest rates increased sharply during the second half of Armstrong's fiscal year with the effect that the market performance of financial and interest sensitive issues were generally held back. Energy prices also increased significantly during the same period. Nevertheless, despite these reasons for investor concern, inflation stayed low through the end of Armstrong's fiscal year. On a more positive note, economic concerns relating to Pacific Rim countries that had transfixed investors during Armstrong's prior fiscal year moderated during the twelve months under review.

Large-cap media, technology, medical related and retail issues added the bulk of positive results to Armstrong's investment return for the year. Mid-cap and smaller-cap issues included in Armstrong's portfolio along with consumer nondurable holdings acted as the primary drag on Armstrong's results.

Overall for the fiscal year, Armstrong achieved a total investment return of +16.26%. During the same period, the Standard and Poor's (S & P) 500 Index, a market capitalization weighted index which is dominated large-cap issues, had a total investment return of +22.76%. Highlighting the disparity between results for large-cap issues and mid and small-cap performance for the year, the S & P 400 MidCap Index had a price increase of +15.72% while the S & P 600 SmallCap Index declined -3.14% in price. Reflective, we believe, of the general market environment that investors dealt with for the twelve months is the -2.29% price decline recorded by the Value Line Composite Index, which covers approximately 1,700 equally-weighted issues. As a baseline to equity results, long term bonds, as represented by the Lehman Brothers U.S. Treasury Composite Index, had a total return, interest and price change, of +2.95%.

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GRAPHS OF HISTORICAL PERFORMANCE AND RELATED COMMENTS
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The following graphs compare the change in value over the past ten and twenty-five years of $10,000 invested in the Fund compared to the same investment over the same periods in the Standard & Poors Composite Index of 500 Stocks (the "S&P 500") and the Value Line Composite Index, which consists of approximately 1,700 issues (the "Value Line Index").

The graphs assume that investment in the Fund, which has never been managed to emulate any particular market index, was made at the Fund's net asset value at the beginning of the 10 and 25 year periods and reflect the net asset value of the investment at the end of each of the years indicated in the period with all dividends and distributions by the Fund reinvested. The S&P 500 is adjusted to reflect reinvestment of dividends paid by securities in the index. The Value Line Index reflects only changes in the prices of the securities included in the index and does not include dividend reinvestments.

The S&P 500 is a market value-weighted index and, as a result, companies with the largest market capitalizations have a disproportionate impact on the overall performance of the index. Stocks included in the Value Line Index are equally-weighted to reflect the average price change in the stocks included in the index.

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             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                  ARMSTRONG ASSOCIATES, INC., THE S&P 500 INDEX
                       AND THE VALUE LINE COMPOSITE INDEX
                      FOR THE 10 YEARS ENDING JUNE 30,1999

                            FISCAL YEAR ENDED JUNE 30

                       Armstrong Associates    $28,949.85
                       S&P 500 (Composite)     $55,797.12
                       Value Line Composite    $14,009.36


            Past performance is not predictive of future performance.
                           Data Source: Micropal, Inc.

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             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                  ARMSTRONG ASSOCIATES, INC., THE S&P 500 INDEX
                       AND THE VALUE LINE COMPOSITE INDEX
                      FOR THE 25 YEARS ENDING JUNE 30,1999

                            FISCAL YEAR ENDED JUNE 30

                       Armstrong Associates    $282,181.19
                       S&P 500 (Composite)     $406,279.24
                       Value Line Composite    $ 37,315.65

            Past performance is not predictive of future performance.
                           Data Source: Micropal, Inc.

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                              INVESTMENT MANAGEMENT
================================================================================

INVESTMENT ADVISER
     The investments of the Fund are managed by Portfolios, Inc. Portfolios was incorporated in 1971 and is engaged in the business of providing investment management services to individual and institutional investors. As compensation for its investment management services to the Fund, Portfolios is paid monthly a fee at the annual rate of 0.8% of the Fund's average daily net assets. Portfolios furnishes to the Fund, without additional charge, office space, local telephone service and utilities. All other expenses of the Fund's operations are the responsibility of the Fund.

     Portfolios also performs certain accounting services for the Fund under an administrative services agreement for which the Fund compensates Portfolios at a rate of $16,000 per year. In addition, Portfolios is the Fund's transfer agent. As the transfer agent Portfolios receives a fee of $8,400 per year from the Fund.

     Portfolios address is 750 N. St. Paul, LB 13, Suite 1300, Dallas, Texas 75201-3250. It is a wholly-owned subsidiary of Lawson Investments, Inc., a corporation controlled by C. K. Lawson whose business relates primarily to Portfolios.

PORTFOLIO MANAGER
     C. K. Lawson is the individual employed by Portfolios who is primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Lawson has been primarily responsible for the management of the Fund's portfolio since the Adviser's formation in 1971. Mr. Lawson has been the President, Treasurer and a director of the Fund and Portfolios since 1971.

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PRICING OF FUND SHARES
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The purchase and redemption price of the Fund's shares is equal to the Fund's net asset value per share. The Fund determines its net asset value per share by subtracting the Fund's liabilities (including accrued expenses and dividends payable) from its total assets (the market value of the securities the Fund holds plus cash and other assets, including interest accrued but not yet received and dividends "ex" but not paid) and dividing the result by the total number of shares outstanding. The net asset value per share of the Fund is calculated following the close of trading on the New York Stock Exchange (usually 4:00 p.m., New York time) each day the Exchange is open for business. The Fund shares will not be priced on any days that the New York Stock Exchange does not open (weekends and national holidays).

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INFORMATION ON THE PURCHASE AND REDEMPTION OF ARMSTRONG SHARES
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HOW TO PURCHASE SHARES OF THE FUND

INITIAL INVESTMENTS:
     To purchase shares of Armstrong for an account which does not currently own Armstrong shares, you should complete the Purchase Application on pages 13 and 14 and mail it together with a check made payable to Armstrong Associates, Inc., to the Fund at 750 N. St. Paul, LB 13, Suite 1300, Dallas, Texas 75201-3250. There is a $250 minimum on initial investments.

SUBSEQUENT INVESTMENTS:
     To purchase additional shares for an existing Armstrong account, you should send a check made payable to Armstrong Associates, Inc., and include your Armstrong shareholder account name and number. Checks can be sent to Armstrong Associates, Inc., 750 N. St. Paul, LB 13, Suite 1300, Dallas, Texas 75201-3250.

PURCHASE PRICE AND EFFECTIVE DATE:
     Your shares will be priced at the net asset value per share next determined after your order and check have been received by the Fund and accepted. The Transfer Agent will mail confirmation of your purchase to your account address after receipt of your order and funds. The Fund reserves the right to refuse any order for the purchase of its shares.

STOCK CERTIFICATES:
     Stock certificates for your shares will not be issued unless you request them. Certificates for fractional shares will not be issued. In order to facilitate redemptions and transfers, most shareholders elect not to receive certificates. If you lose your certificate, you will incur an expense to replace it.

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REDEMPTION OF FUND SHARES

IF A STOCK CERTIFICATE HAS NOT BEEN ISSUED
     If no certificate for your shares has been issued, redemption can normally be accomplished by your written request to the Fund with the appropriate shareholder signature guarantee. Under certain circumstances additional documentation may be required.

IF A STOCK CERTIFICATE HAS BEEN ISSUED
     You can redeem shares for which a certificate has been issued by written request to the Fund accompanied by the certificate representing the shares being redeemed properly endorsed for transfer with the appropriate shareholder signature guarantee. Under certain circumstances additional documentation may be required.

TIMING OF REDEMPTION
     Shares are redeemed at the net asset value next determined after the receipt in proper form of your written request for redemption accompanied by all necessary documentation.

DISTRIBUTION OF PROCEEDS
     Proceeds are normally mailed within four days of receipt of the written redemption request along with the proper documentation. Redemption proceeds will not be mailed, however, until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) associated with share purchases have cleared (which may take up to 15 calendar days from the purchase date). Proceeds are mailed to the shareholder's address of record unless specific written instructions are received from the shareholder to the contrary.

SIGNATURE GUARANTEES
     To ensure that you are the person who has authorized a redemption from your account, the Fund may require that the signatures of the appropriate persons signing or endorsing any redemption request or stock certificate be duly guaranteed by a commercial bank, a member firm of a national securities exchange or another eligible guarantor institution.

TRANSACTIONS THROUGH BROKERS
     Investors who purchase or redeem shares of the Fund through broker-dealers may be subject to service fees imposed by them with respect to the services they provide. The Fund has no control over or involvement with any charges which any broker-dealer may impose. There are no fees charged by the Fund if shares are purchased or redeemed directly from the Fund.

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DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND FEDERAL TAX INFORMATION
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Armstrong earns income from dividends and interest on its investments. The Fund also realizes capital gains or losses from the sale of securities. It is the policy of the Fund to distribute substantially all of its net income and net capital gains each year. These distributions ordinarily will be taxable, although shareholders not subject to Federal income tax will not be required to pay taxes on distributions from the Fund. Information as to the Federal income tax status of dividends and distributions will be mailed annually to each shareholder.

The Fund intends to continue to qualify for treatment as a "regulated investment company" under Federal tax law. By so qualifying, the Fund will not be liable for Federal income taxes on the net income and net capital gains distributed to shareholders which results in a higher level of net income and net capital gains available for distribution.

Unless you elect otherwise, dividends and capital gains distributions will be reinvested. They will be paid to you in the form of additional shares of the Fund which will be credited to your account.

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SHAREHOLDER SERVICES
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SYSTEMATIC CASH WITHDRAWAL PLAN:
     A shareholder may establish a systematic cash withdrawal plan under which the Fund's transfer agent, acting as the shareholder's agent, will hold all of his shares of the Fund and redeem sufficient shares to send regular monthly payments to him in any designated amount (not less than $50). Additional information regarding the Systematic Cash Withdrawal Plan may be obtained from the Fund.

INDIVIDUAL RETIREMENT ACCOUNT ("IRA"):
     The Fund offers a prototype tax-sheltered IRA retirement plan for investments in shares of the Fund. Anyone interested in establishing an IRA should request further information, including copies of the plan documents and more detailed descriptions of the plan, from the Fund.

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                         CONDENSED FINANCIAL INFORMATION
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                       Selected per Share Data and Ratios

                                                   1999         1998        1997        1996        1995        1994        1993
                                                 -------      -------     -------     -------     -------     -------     -------
Net asset value, beginning of year               $ 12.14      $ 11.61     $ 10.45     $  9.70     $  8.19     $  8.26     $  7.08

Income (loss) from investment operations
     Net investment income (loss)                   (.01)         .03         .06         .05         .02          --         .02
     Net realized and unrealized gains
         (losses) on investments                    1.89         1.38        1.64        1.10        2.12         .10        1.19
                                                 -------      -------     -------     -------     -------     -------     -------
             Total from investment operations       1.88         1.41        1.70        1.15        2.14         .10        1.21

Less distributions
     Dividends from net investment income            .04          .05         .07         .02         .04          --         .02
     Distributions from net realized gains           .45          .83         .47         .38         .59         .17         .01
                                                 -------      -------     -------     -------     -------     -------     -------

Net asset value, end of year                     $ 13.53      $ 12.14     $ 11.61     $ 10.45     $  9.70     $  8.19     $  8.26
                                                 =======      =======     =======     =======     =======     =======     =======

Total return                                       16.26%       13.31%      17.19%      12.09%      27.32%       1.13%      17.12%

Ratios/supplemental data
     Net assets, end of period (000's)            17,214       15,213      14,300      13,100      11,961       9,255       9,680

     Ratio of expenses to average net assets         1.2          1.3         1.4         1.4         1.8         1.8         1.8

     Ratio of net investment income
         to average net assets                       (.1)          .2          .5          .5          .2          --          .2

     Portfolio turnover rate                           2%           7%          7%         19%         12%         15%         17%


                                                   1992        1991         1990        1989        1988         1987        1986
                                                 -------     -------      -------     -------     -------      -------     -------
Net asset value, beginning of year               $  6.87     $  7.38      $  7.74     $  7.17     $  9.66      $  8.72     $  7.65

Income (loss) from investment operations
     Net investment income (loss)                    .06         .16          .23         .24         .09          .10         .14
     Net realized and unrealized gains
         (losses) on investments                     .33        (.27)         .19         .67        (.53)        1.51        1.17
                                                 -------     -------      -------     -------     -------      -------     -------
             Total from investment operations        .39        (.11)         .42         .91        (.44)        1.61        1.31

Less distributions
     Dividends from net investment income            .15         .23          .24         .11         .14          .16         .24
     Distributions from net realized gains           .03         .17          .54         .23        1.91          .51          --
                                                 -------     -------      -------     -------     -------      -------     -------

Net asset value, end of year                     $  7.08     $  6.87      $  7.38     $  7.74     $  7.17      $  9.66     $  8.72
                                                 =======     =======      =======     =======     =======      =======     =======

Total return                                        5.79%       (.92)%       5.93%      13.23%      (6.27)%      20.00%      17.80%

Ratios/supplemental data
     Net assets, end of period (000's)             9,366       9,228        9,770       9,887      10,435       12,294      11,714

     Ratio of expenses to average net assets         1.9         1.9          1.8         1.9         2.0          1.7         1.6

     Ratio of net investment income
         to average net assets                        .8         2.3          2.9         3.0         1.3          1.0         1.6

     Portfolio turnover rate                          35%         24%          44%         46%         20%          51%         54%


                                                    1985        1984         1983        1982         1981        1980        1979
                                                 -------     -------      -------     -------      -------     -------     -------
Net asset value, beginning of year               $  7.29     $ 10.22      $  7.10     $  9.37      $  7.74     $  7.06     $  6.50

Income (loss) from investment operations
     Net investment income (loss)                    .24         .16          .21         .41          .24         .23         .16
     Net realized and unrealized gains
         (losses) on investments                    1.02       (2.51)        3.72       (1.28)        2.62        1.40         .84
                                                 -------     -------      -------     -------      -------     -------     -------
             Total from investment operations       1.26       (2.35)        3.93        (.87)        2.86        1.63        1.00

Less distributions
     Dividends from net investment income            .14         .20          .43         .19          .23         .13         .11
     Distributions from net realized gains           .76         .38          .38        1.21         1.00         .82         .33
                                                 -------     -------      -------     -------      -------     -------     -------

Net asset value, end of year                     $  7.65     $  7.29      $ 10.22     $  7.10      $  9.37     $  7.74     $  7.06
                                                 =======     =======      =======     =======      =======     =======     =======

Total return                                       19.10%     (24.01)%      61.27%      (9.87)%      38.04%      24.08%      15.17%

Ratios/supplemental data
     Net assets, end of period (000's)            10,957       9,788       12,869       7,669        8,277       5,777       4,538

     Ratio of expenses to average net assets         1.7         1.6          1.6         1.7          1.5         1.6         1.5

     Ratio of net investment income
         to average net assets                       3.1         1.9          2.4         5.6          2.7         3.2         2.3

     Portfolio turnover rate                          53%         96%          59%         34%          60%        131%         97%


                                                    1978        1977        1976        1975
                                                 -------     -------     -------     -------
Net asset value, beginning of year               $  5.68     $  5.30     $  3.81     $  2.74

Income (loss) from investment operations
     Net investment income (loss)                    .08         .04         .03         .07
     Net realized and unrealized gains
         (losses) on investments                     .78         .38        1.53        1.04
                                                 -------     -------     -------     -------
             Total from investment operations        .86         .42        1.56        1.11

Less distributions
     Dividends from net investment income            .04         .04         .07         .04
     Distributions from net realized gains            --          --          --          --
                                                 -------     -------     -------     -------

Net asset value, end of year                     $  6.50     $  5.68     $  5.30     $  3.81
                                                 =======     =======     =======     =======

Total return                                       15.31%       8.05%      42.06%      41.46%

Ratios/supplemental data
     Net assets, end of period (000's)             3,886       3,649       3,785       2,892

     Ratio of expenses to average net assets         1.5         1.5         1.5         1.5

     Ratio of net investment income
         to average net assets                       1.6         1.9          .8         2.7

     Portfolio turnover rate                         151%        113%        113%        210%

(a) For a share outstanding throughout the year. Per share data has been rounded to nearest cent and adjusted to give effect to a 2-for-1 stock split, effective October 16, 1978, by means of a stock distribution.

(b)  The  Fund  had  no  senior   securities  or  outstanding  debt  during  the
     twenty-five-year period ended June 30, 1999.

(c) Total commissions paid divided by number of shares of applicable investment securities transactions. Disclosure requirement beginning with fiscal year ended June 30, 1996. Information for fiscal years prior to June 30, 1996, is not applicable.

================================================================================
PURCHASE APPLICATION
                                                    See page 15 for instructions
================================================================================
TO OPEN ACCOUNT

My check for $__________ (minimum $250 on initial investment) made payable to Armstrong Associates, Inc. is enclosed to purchase shares of Armstrong Associates, Inc. at the net asset value applicable when my order is received and accepted.

================================================================================
REGISTRATION
Please register my shares as follows (see page 15 for registration instructions)


--------------------------------------------------------------------------------
Name

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Street Address

--------------------------------------------------------------------------------
City                                           State                      Zip

--------------------------------------------------------------------------------
Home Telephone (including area code)

--------------------------------------------------------------------------------
Business Telephone (including area code)
================================================================================
SOCIAL SECURITY OR TAX IDENTIFICATION NUMBER

--------------------------------------------------------------------------------
================================================================================
DIVIDEND REINVESTMENT

     ______ Reinvest all my dividends and capital gains distributions in full and fractional shares.

     ______ Reinvest all my capital gains distributions in full and fractional shares but send my dividends to me in cash.

     ______ Remit all dividends and distributions to me in cash.

================================================================================
STOCK CERTIFICATES

All shares purchased will be credited to the shareholder's account at the Fund. A certificate for any number of full shares in the account may be obtained at any time by written request to the Fund. No fractional shares will be issued.

                                                                          (over)

================================================================================
SIGNATURE INFORMATION
     Your signature should correspond to the name used in registration. If there are co-owners, both must sign.

================================================================================
CERTIFICATION AND ACKNOWLEDGMENT

     I acknowledge that I have received a copy of the current prospectus of Armstrong Associates.

     I CERTIFY, UNDER PENALTIES OF PERJURY, THAT THE TAX IDENTIFICATION/SOCIAL SECURITY NUMBER GIVEN ABOVE IS CORRECT AND I AM NOT SUBJECT TO BACK-UP WITHHOLDING (SEE PAGE 15).

     THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.

     X_______________________________     X_____________________________________
      Signature of applicant               Signature of co-owner (if applicable)


     ________________________________
     Date

================================================================================
INSTRUCTIONS FOR PURCHASE APPLICATION
================================================================================

INSTRUCTIONS FOR OPENING ACCOUNT
Complete the Purchase Application on pages 13 and 14 and mail it, together with your check made payable to Armstrong Associates, Inc., to:

     Armstrong Associates, Inc.
     750 N. St. Paul, LB 13, Suite 1300
     Dallas, Texas 75201-3250

Call Armstrong at (214) 720-9101 if you have any questions on completing the Purchase Application.

DO NOT USE THE PURCHASE APPLICATION ON PAGES 13 AND 14 TO OPEN AN IRA ACCOUNT. APPROPRIATE FORMS FOR AN IRA ARE AVAILABLE ON REQUEST.

--------------------------------------------------------------------------------
REGISTRATION INSTRUCTIONS  (Purchase by one individual)
State  applicant's  full  name.  A married  woman  must use her own given  name.
Example: Jane S. Jones (NOT Mrs. John R. Jones)

--------------------------------------------------------------------------------
JOINT REGISTRANTS
1. Joint tenants with rights of survivorship and not as tenants in common. When two persons register shares jointly with the desire that the survivor receive total holdings on the death of the other, shares should be registered in this manner. Example: "John R. Jones and Jane S. Jones, JT.TEN.WROS."
2. Tenants in Common. Where each registrant wants his position to go to his estate in the event of his death, shares should be registered in this manner. Example: "John R. Jones and Jane S. Jones, ATIC."

Joint tenants with rights of survivorship will be assumed if shares are registered jointly and no specification is made.

--------------------------------------------------------------------------------
CUSTODIAN FOR A MINOR
The following form of registration should be used: "Robert Smith (one adult only) as custodian for Nancy Smith (one minor only) under (state of residence of minor) Uniform Gifts to minors Act." The tax identification number provided should be that of the minor.

--------------------------------------------------------------------------------
PARTNERSHIPS
Accounts may be registered in the name of a partnership. The application must be signed by a duly authorized partner.

--------------------------------------------------------------------------------
CORPORATIONS
Shares to be registered in the name of a corporation must be registered in the exact legal title of the organization and the application must be signed by a duly authorized officer.

--------------------------------------------------------------------------------
BACKUP WITHHOLDING
You are not subject to backup withholding if the Internal Revenue Service (a) has not notified you that you are subject to such withholding or (b) has notified you that you are no longer subject to such withholding. If you are subject to backup withholding, cross out the words "and that I am not subject to backup withholding" on page 14 (Purchase Application) above the signature, and the appropriate withholding instructions will be applied to your account.

                                                                     Rule 497(c)
                                                                File No. 2-27539

                           ARMSTRONG ASSOCIATES, INC.
                      750 North St. Paul, LB 13, Suite 1300
                            Dallas, Texas 75201-3250
                            Telephone (214) 720-9101

                       STATEMENT OF ADDITIONAL INFORMATION

     This Statement of Additional Information of the Fund is not a prospectus and should be read in conjunction with the Prospectus of the Fund which has been filed with the Securities and Exchange Commission. The Prospectus can be obtained by writing or calling collect the Fund at the above telephone number or address.

                                TABLE OF CONTENTS
                                                                       Page
                                                                       ----
     Armstrong's History and Classification...........................    2
     Certain Fundamental Restrictions on Investment Policy............    2
     Management of Armstrong..........................................    3
     Investment Adviser...............................................    5
     Brokerage Allocation.............................................    6
     Description of Capital Stock.....................................    7
     Pricing of Shares................................................    7
     Purchase of Shares...............................................    7
     Redemption of Shares.............................................    8
     Calculation of Performance Data..................................    9
     Dividends and Federal Income Tax Information.....................    9
     Other Information................................................   10
            Custodian.................................................   10
            Transfer Agent............................................   10
            Independent Auditors......................................   10
            Legal Counsel.............................................   10
     Financial Statements.............................................   11

                              --------------------

The date of this Statement of Additional Information and the Prospectus is October 28, 1999.

                     ARMSTRONG'S HISTORY AND CLASSIFICATION

     The Fund was incorporated under Texas law in 1967. Since that time the Fund has been a diversified, open-end investment management company with the investment objective of capital growth

              CERTAIN FUNDAMENTAL RESTRICTIONS ON INVESTMENT POLICY

     The Fund operates under certain restrictions on investment policy which are fundamental and cannot be changed without approval by the holders of a majority of the outstanding shares of the Fund. Under these restrictions, the Fund cannot: (a) borrow money except for temporary purposes and then only in an amount not exceeding 5% of the value of the total assets of the Fund at the time when the loan is made; (b) issue senior securities; (c) invest in any real estate, but this limitation does not preclude an investment in the marketable securities of an issuer the business of which involves the purchase or sale of real estate or interests therein; (d) engage in the purchase or sale of any commodity or commodities futures contract; (e) make loans of its assets to other persons except through the purchase of a portion of an issue of publicly distributed bonds, debentures or other debt securities; (f) purchase any securities on margin except such short-term credits that are necessary for the clearance of transactions, nor participate on a joint or joint and several basis in any trading account in securities; (g) make short sales of securities; (h) acquire more than 10% of any class of securities of any issuer; (I) invest in securities for the purpose of exercising control of management; (j) invest in securities of any other investment company; (k) underwrite the securities of other issuers or knowingly purchase securities of other issuers which are subject to contractual restrictions on resale or under circumstances where if the securities are later publicly offered or sold by the Fund, the Fund might be deemed to be an underwriter for the purpose of the Securities Act of 1933; (l) invest more than 15% of the value of its total assets in securities with a limited trading market; (m) invest more than 25% of its assets in any one industry; (n) write, purchase or sell puts, calls or combinations thereof; or
(o) with respect to 75% of its total assets, invest more than 5% of the value of its total assets at the time of purchase in the securities of any one issuer.

                             MANAGEMENT OF ARMSTRONG

     The officers of the Fund manage its day-to-day operations, and are directly responsible to the Fund's Board of Directors. The Board of Directors, elected by shareholders, is generally responsible for the management of the Fund and elects its officers.

     The directors and executive officers of the Fund, together with their principal business occupations during the last five years as well as their positions with the Adviser, are shown below. Each director who is deemed an "interested person" of the Fund, as defined in the Investment Company Act of 1940, is indicated by an asterisk. The directors and officers of the Fund are:

     EUGENE P. FRENKEL, M.D. - Director of the Fund, age 70, - is a Professor of Internal Medicine and Radiology, Southwestern Medical School, in Dallas, Texas, with which he has been associated since 1962. Dr. Frenkel's address is Department of Internal Medicine, University of Texas Health Science Center at Dallas, 5323 Harry Hines, Dallas, Texas.

     C. K. LAWSON* - President, Treasurer and Director of the Fund, age 63, - is President, Treasurer and a director of the Adviser and its parent, Lawson Investments, Inc. Decisions to buy and sell securities for the Fund's portfolio are made by Mr. Lawson as an officer of the Adviser, and he also selects brokers to handle the transactions and negotiates the brokerage commissions. Mr. Lawson is a chartered financial analyst. His address is 750 North St. Paul, LB 13, Suite 1300, Dallas, Texas.

     DOUGLAS W. MACLAY - Director of the Fund, age 71, - has been President of Maclay Properties Company, real estate investments, of Dallas, Texas and its predecessors, since 1974. Mr. Maclay's address is 3500 Oak Lawn, Dallas, Texas.

     R. H. STEWART MITCHELL, JR. - Director of the Fund, age 69, - is retired; he formerly was Vice-Chairman of the Board of Directors of Tracy-Locke/BBDO, advertising and public relations, of Dallas, Texas, with which he was associated from 1959 to 1983. Mr. Mitchell's address is 7371 Paldao Drive, Dallas, Texas.

     CRUGER S. RAGLAND - Director of the Fund, age 66, - is President of Ragland Insurance Agency, Inc. of Dallas, Texas, with which he has been associated since 1959. Mr. Ragland's address is 500 Two Turtle Creek Village, Dallas, Texas.

     ANN D. REED - Director of the Fund, age 66, - is a private investor whose address is 3514 Milton, Dallas, Texas.

     CANDACE L. KING - Vice President and Secretary of the Fund, age 51, - is Vice President and Secretary of the Adviser, with which she has been associated since 1973. Ms. King's address is 750 North St. Paul, LB 13, Suite 1300, Dallas, Texas.

     Directors are elected by the shareholders to serve until the next meeting of shareholders and until their respective successors are elected. The Fund does not routinely have annual meetings of shareholders.

     All officers of the Fund are employees of the Adviser, and they receive no salary from the Fund. The directors of the Fund who are not affiliated with the Adviser received fees for retainers and for attending Board of Directors meetings aggregating $6,900 during the fiscal year ended June 30, 1999. The compensation paid by the Fund to the Fund's directors for the fiscal year ended June 30, 1999 was as follows:

                               COMPENSATION TABLE*
--------------------------------------------------------------------------------
                                                         AGGREGATE
                                                         COMPENSATION
NAME                              POSITION               FROM FUND
------------------------------    -----------------      -----------------------
Eugene P. Frenkel, M.D.           Director               $1,200
Douglas W. Maclay                 Director               $1,500
R. H. Stewart Mitchell, Jr.       Director               $1,200
Cruger S. Ragland                 Director               $1,500
Ann D. Reed                       Director               $1,500

     *C. K. Lawson, President and a director of the Fund, and C. L. King, Vice President and Secretary of the Fund, are officers of the Adviser and are compensated by the Adviser.

     On August 1, 1999 the officers and directors named above, as a group, beneficially owned approximately 22.2% of the outstanding shares of the Fund, including approximately 8.7% beneficially owned by Mr. Mitchell and approximately 5.2% beneficially owned by Mr. Ragland. To the knowledge of the Fund, no other person beneficially owned 5% or more of its outstanding shares.

                               INVESTMENT ADVISER

     Since its organization in 1971, Portfolios, Inc. ("the Advisor") has been the investment adviser of the Fund. Pursuant to an investment advisory agreement dated October 30, 1981 (the "Advisory Agreement"), Portfolios manages the Fund's investments. The Advisory Agreement provides that, as compensation for its services, the Adviser will be paid monthly a fee at the annual rate of 0.8% of the Fund's average daily net assets for each fiscal year. The Adviser furnishes to the Fund, at the Adviser's expense, office space, local telephone service and utilities, and is responsible for the compensation of directors, officers and employees of the Fund who are interested persons of the Adviser. Expenses of the Fund not paid by the Adviser are borne by the Fund and include, but are not limited to, fees and expenses of the Fund's legal counsel, of its independent auditors and of its custodian and transfer agent, printing costs incurred by the Fund and compensation of directors who are not interested persons of Portfolios. Portfolios also performs for the Fund certain accounting services pursuant to an administrative services agreement dated October 25, 1985, for which the Fund compensates Portfolios at the rate of $16,000 per annum.

     The Advisory Agreement provides that Portfolios shall reimburse the Fund for all expenses (including the advisory and administrative fees but excluding interest, taxes, brokerage commissions and extraordinary charges such as litigation costs) incurred by the Fund with respect to any fiscal year in excess of the following percentages of its average daily net assets for the fiscal year: 2% of the first $10 million of average daily net assets; 1.5% of the next $20 million of average daily net assets; and 1% of the remaining average daily net assets. For the fiscal years ended June 30, 1997, 1998 and 1999, the Fund paid investment advisory fees of $104,831 and $116,387 and $122,851 respectively.

     Effective January 1, 1995, Portfolios became the Fund's transfer agent, registrar, redemption agent and dividend disbursing agent. As the Transfer Agent the Adviser receives $700 per month, plus reimbursement for certain out of pocket expenses, including without limitation costs of forms, statements, envelopes, postage, shipping, telephone, insurance, legal fees and statement microfiche copies. Portfolios is a subagent with respect to certain record keeping and administrative services for certain individual retirement accounts, pursuant to an arrangement with The Union Bank of California, N. A. pursuant to which the bank acts as custodian for the individual retirement accounts and the Adviser pays the bank $7.50 per account, per year, which charge is passed through to the account holder without markup.

     Portfolios is engaged in the business of providing investment advisory and management services to individual and institutional investors. Lawson Investments, Inc., a corporation controlled by C. K. Lawson, owns all of the outstanding stock of the Adviser.

                              BROKERAGE ALLOCATION

     In the allocation of brokerage, it is the Fund's policy to seek the best price and execution. The Fund, however, does not consider that this objective is served by seeking the lowest commission rates available. It gives preference, and may pay higher commission rates, to brokers that, in addition to having the capability of obtaining the best price for the security itself and of executing the order with speed, efficiency and confidentiality, also provide research and statistical and similar information and services ("Research") to Portfolios, Inc.. Subject to the Fund's policy to normally effect its principal transactions with principal market makers, the Fund may effect principal transactions with dealers that provide Research to the Fund. Research furnished by brokers through whom the Fund effects securities transactions includes written reports analyzing economic and financial characteristics of industries and companies and telephone communications with securities analysts and others, and is used by the Adviser in servicing all of its accounts, although not all of the Research is used by the Adviser in connection with the Fund. There is no reduction in the fees paid to the Adviser as a consequence of its receipt of such Research.

     The Adviser selects the brokers through whom the Fund's securities transactions are executed and negotiates the commission rates for all brokerage transactions on national securities exchanges. The amount of the brokerage commission is typically negotiated after the completion of the transaction. The Adviser, however, must determine in good faith that the amount of the commission is reasonable in relation to the value of the brokerage services and Research provided by the broker, viewed in terms of either the particular transaction or the Adviser's overall responsibilities with respect to the accounts as to which it exercises investment discretion. In fiscal 1999 all of the Fund's brokerage commissions were paid to brokers that supplied Research to the Adviser. Neither the Fund nor the Adviser has any agreement or understanding, or any internal allocation arrangement, to direct any of the Fund's brokerage transactions to any particular broker because of Research provided.

     Subject to the policy of seeking best price and execution, brokerage commissions for the execution of portfolio transactions may be paid to brokers that have affiliated persons in common with the Adviser, but no brokerage commissions were paid to such persons during the three years ended June 30, 1999. Sales of Fund shares may be a factor considered in the selection of brokers to execute portfolio transactions.

     For the fiscal years ended June 30, 1997, 1998 and 1999 the Fund paid aggregate brokerage commissions of $7,183, $15,694 and $7,700 respectively. Year-to-year fluctuations in the aggregate levels of brokerage commissions are attributable primarily to fluctuations in the volume of portfolio brokerage transactions as a result of changing market conditions.

                          DESCRIPTION OF CAPITAL STOCK

     Armstrong has authorized capital of 6,000,000 shares of common stock, par value of $1 per share. Each share outstanding is entitled to one vote at all meetings of shareholders (cumulative voting is not permitted) and to share equally in dividends and other distributions and in the Fund's net assets on liquidation. Annual meetings of shareholders will not be held except as required by applicable law. Shares when issued will be fully paid and non-assessable, will have no preemptive rights and will be redeemable.

                                PRICING OF SHARES

     The public offering price of the Fund's shares is equal to the Fund's net asset value per share. The entire offering price from the sale of the Fund's shares accrues to the Fund.

     The net asset value of the Fund's shares is determined following the close of trading of the New York Stock Exchange on each day on which the Exchange is open for business. The Fund's net asset value will not be computed on weekends and national holidays when the New York Stock Exchange is closed. The Fund determines its net asset value per share by subtracting the Fund's liabilities (including accrued expenses and dividends payable) from its total assets (the market value of the securities the Fund holds plus cash or other assets, including interest accrued but not yet received and dividends "ex" but not paid) and dividing the result by the total number of shares outstanding. A security quoted on the New York Stock Exchange Composite Tape or on the NASDAQ National Market shall be valued at its last sale price as reported thereon prior to the time as of which assets are valued. A security not quoted on the New York Stock Exchange Composite Tape or the NASDAQ National Market shall be valued (i), in the case of an exchange listed security, at the last reported sale price on that exchange where it is quoted prior to the time as of which assets are valued and
(ii), in the case of securities which are not traded or did not trade on an exchange or for which over-the-counter last sale market quotations are not readily available, on the basis of the last current bid price prior to the time as of which assets are valued. When market quotations are not available or when restricted securities are being valued, the security shall be valued at the fair value determined in good faith by the Board of Directors of the Fund. In the event that the Fund should have other assets, they would be valued at fair value as determined in good faith by the Board of Directors.

                               PURCHASE OF SHARES

     The Fund continuously offers its shares directly to the public at the net asset value next computed after receipt of a check made payable to Armstrong Associates, Inc., or receipt of funds wired to the Funds custodian bank (See "Information on Purchase and Redemption of Fund Shares" in prospectus).

                              REDEMPTION OF SHARES

     The Fund will redeem shares from stockholders of record at the per share net asset value next determined after receipt of a written request that the shares be redeemed, together with proper documentation, as discussed under "Redemption of Fund Shares" in the Prospectus.

     As stated under "Redemption of Fund Shares - Signature Guarantees" in the Prospectus, the Fund may require the signature of the appropriate persons signing or endorsing any redemption request or stock certificate to be duly guaranteed by an eligible guarantor institution. "Eligible guarantor institutions," as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. A broker-dealer guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program.

     Payment for shares redeemed will be made by the Fund within four days of receipt of the written redemption request along with the proper documentation. Redemption of shares or payment may be suspended at times (a) when the New York Stock Exchange is closed, (b) when trading on the Exchange is restricted,
(c)when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (d) during any other period when the Securities and Exchange Commission, by order, so permits.

     Payment for shares redeemed may be made either in cash or in portfolio securities, or partly in cash and partly in portfolio securities. However, payments will be made wholly in cash unless the Board of Directors believes that market conditions exist which would make such a practice detrimental to the best interests of the Fund. If payments for shares redeemed are made wholly or partly in portfolio securities, the securities will be valued at the value used in calculating the value of the shares to be redeemed and brokerage costs may be incurred by the investor in converting the securities to cash.

                         CALCULATION OF PERFORMANCE DATA

     From time-to-time the Fund may advertise its total return. Total return figures are based on historical performance results and are not intended to indicate future performance. The total return of the Fund refers to the average annual percentage rate of return over a specified period that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment, assuming the reinvestment of all dividend and capital gains distributions. The Fund may also compute a total return for multi year and partial year periods computed in the same manner but without annualizing the total return.

     Quotations of average annual total return are expressed in terms of the average annual compounded rate of return of a hypothetical $10,000 investment in the Fund over various specified annual periods that end on the date of the most recent balance sheet in the Fund's registration statement that would equate the initial amount invested to the ending redeemable value, according to the following formula:

P(1+T)n = ERV
Where:          P    =  A hypothetical initial investment of $10,000
                T    =  Average annual total return
                n    =  Number of years
                ERV  =  Ending redeemable value of the hypothetical $1,000 payment made at the beginning of the specified period at the end of the period (or fractional portion thereof).

The total return for the Fund will vary from period-to-period and no reported performance figure should be considered an indication of performance which may be expected in the future.

                     DIVIDENDS AND FEDERAL INCOME TAX STATUS

     The Fund has met the requirements for qualification as a regulated investment company under Subchapter M of the Internal Revenue Code since it commenced doing business as an investment company and intends to maintain such qualification. As a regulated investment company, the Fund is not taxed on its ordinary income or net capital gains to the extent distributed to shareholders. Distributions to shareholders ordinarily will be taxable, although shareholders not subject to federal income tax will not be required to pay taxes on distributions from the Fund. If the Fund failed to qualify under Subchapter M, the Fund would be taxable on its net ordinary income and net capital gains, thereby reducing the net ordinary income and net capital gains available for distribution to shareholders.

                                OTHER INFORMATION

     CUSTODIAN. The Union Bank of California, N.A., 475 Sansome Street, 15th Floor, San Francisco, California 94111 is the custodian of the Fund's portfolio securities and custodian for the Fund's tax-sheltered retirement plans.

     TRANSFER AGENT. Portfolios, Inc., 750 N. St. Paul, LB 13, Suite 1300, Dallas, Texas 75201-3250 is the Fund's transfer agent and dividend disbursing agent.

     INDEPENDENT AUDITORS. Grant Thornton, L.L.P., 1717 Main Street, Suite 500, Dallas, Texas 75201, are independent auditors for the Fund. The statements of assets and liabilities and portfolio of investments in securities as of June 30, 1999 of the Fund, and the related statement of operations for the year then ended, the related statements of changes in net assets for each of the two years in the period then ended, and selected per share data and ratios for each of the five years in the period then ended, included in this Statement of Additional Information have been so included in reliance on the report of Grant Thornton, L.L.P., and upon the authority of said firm as experts in auditing and accounting.

     LEGAL COUNSEL. Jackson & Walker, L.L.P., 901 Main Street, Suite 6000, Dallas, Texas 75202-3797, are legal counsel to the Fund.

                       FINANCIAL STATEMENTS AND REPORT OF
                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
                         (WITH SUPPLEMENTAL INFORMATION)

                           ARMSTRONG ASSOCIATES, INC.

                                  JUNE 30, 1999

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

The Shareholders and Board of Directors
Armstrong Associates, Inc.

We have audited the accompanying statement of assets and liabilities of Armstrong Associates, Inc., including the schedule of portfolio of investments in securities as of June 30, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the selected per share data and ratios for each of the eight years in the period then ended. These financial statements and per share data and ratios are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and per share data and ratios based on our audits. The selected per share data and ratios for each of the seventeen years in the period ended June 30, 1991 were audited by other independent certified public accountants whose report thereon dated July 19, 1991, expressed an unqualified opinion.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and selected per share data and ratios referred to above present fairly, in all material respects, the financial position of Armstrong Associates, Inc. as of June 30, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the selected per share data and ratios for each of the eight years in the period then ended, in conformity with generally accepted accounting principles.


GRANT THORNTON LLP

Dallas, Texas
July 14, 1999

                           ARMSTRONG ASSOCIATES, INC.

                       STATEMENT OF ASSETS AND LIABILITIES

                                  June 30, 1999

ASSETS
    Investments in securities, at market value
       (identified cost, $6,650,183)                               $ 15,663,292
    Cash                                                                142,902
    Receivable from sales of securities                               1,412,585
    Dividends receivable                                                 10,890
    Interest receivable                                                     241
    Prepaid expenses and other assets                                     2,125
                                                                   ------------
                                                                     17,232,035
LIABILITIES
    Accrued expenses and other liabilities                               17,680
                                                                   ------------

NET ASSETS                                                         $ 17,214,355
                                                                   ============
NET ASSETS CONSIST OF
    Paid in capital                                                $  7,620,677
    Distributions in excess of net investment income                    (19,405)
    Accumulated undistributed net realized gains on investments         599,974
    Net unrealized appreciation on investments                        9,013,109
                                                                   ------------

       NET ASSETS APPLICABLE TO 1,272,327 SHARES OUTSTANDING       $ 17,214,355
                                                                   ============

NET ASSET VALUE PER SHARE                                          $      13.53
                                                                   ============

        The accompanying notes were an integral part of this statement.

                           ARMSTRONG ASSOCIATES, INC.

                     PORTFOLIO OF INVESTMENTS IN SECURITIES

                                  June 30, 1999

                                                     Shares or
                                                     principal                  Market
                                                      amount        Cost       value (a)
                                                     ---------   ----------   -----------
COMMON STOCK (88.68%)
    Industry and issue
       Aerospace (1.0%)
          The Boeing Company                            4,000    $  236,300   $   177,000
                                                                 ----------   -----------
       Broadcasting and Media (10.9%)
          A.H. Belo Corporation                        12,000       171,285       236,250
          New York Times Company                        5,000       197,188       184,375
          Time Warner, Inc.                            20,000       208,192     1,470,000
                                                                 ----------   -----------
                                                                    576,665     1,890,625
                                                                 ----------   -----------
       Chemicals and Related (6.9%)
          Avery Dennison Corp.                         15,000       211,200       905,625
          Praxair, Inc.                                 6,000       212,890       294,750
                                                                 ----------   -----------
                                                                    424,090     1,200,375
                                                                 ----------   -----------
       Computer, Software, and Related (8.0%)
          International Business Machines Corp.         5,000       249,675       650,000
          Oracle Systems Corporation*                  19,500       122,330       723,937
                                                                 ----------   -----------
                                                                    372,005     1,373,937
                                                                 ----------   -----------
       Consumer Products (12.9%)
          Black & Decker Corporation                   10,000       216,760       630,000
          The Gillette Company                          7,232       166,636       297,416
          Kimberly Clark Corporation                    6,000       230,820       342,000
          Sherwin Williams Company                      6,000       198,150       167,250
          Wal-Mart Stores, Inc.                        16,000       196,800       772,000
                                                                 ----------   -----------
                                                                  1,009,166     2,208,666
                                                                 ----------   -----------
       Diversified Operations (7.0%)
          Corning, Inc.                                12,000       196,566       841,500
          Tyco International Limited                    3,929       211,614       371,290
                                                                 ----------   -----------
                                                                    408,180     1,212,790
                                                                 ----------   -----------
       Educational Services (1.6%)
          DeVRY Inc.*                                   6,000       132,660       137,250
          Sylvan Learning Systems, Inc.*                5,000       163,750       135,938
                                                                 ----------   -----------
                                                                    296,410       273,188
                                                                 ----------   -----------

                           ARMSTRONG ASSOCIATES, INC.

                                  June 30, 1999

                                                     Shares or
                                                     principal                  Market
                                                       amount       Cost       value (a)
                                                     ---------   ----------   -----------
       Financial and Related (3.8%)
          Associates First Capital Corporation          8,000    $  246,800    $  353,000
          Bank of America Corporation                   4,000       240,350       293,500
                                                                 ----------   -----------
                                                                    487,150       646,500
                                                                 ----------   -----------

       Food, Beverages and Related (10.1%)
          Bestfoods                                    10,000       199,538       495,000
          Crown Cork & Seal Company, Inc.               5,000       239,438       142,813
          Pepsico, Inc.                                20,000       116,802       775,000
          Tricon Global Restaurants, Inc.*              6,000       137,198       324,750
                                                                 ----------   -----------
                                                                    692,976     1,737,563
                                                                 ----------   -----------
       Medical and Related (19.8%)
          Abbott Laboratories                          30,000       182,381     1,365,000
          Biogen, Inc.*                                 4,000       158,625       515,000
          Boston Scientific Corporation*               10,000       234,785       440,000
          Medtronics, Inc.                             10,000       190,438       776,250
          Warner Lambert Company                        4,467       170,000       309,898
                                                                 ----------   -----------
                                                                    936,229     3,406,148
                                                                 ----------   -----------
       Office Supplies and Equipment (3.7%)
          Xerox Corporation                             6,000       253,065       356,250
          Staples, Inc.*                                9,000       175,875       278,438
                                                                 ----------   -----------
                                                                    428,940       634,688
                                                                 ----------   -----------
       Transportation (1.3%)
          Ryder System, Inc.                            8,000       196,960       215,500
                                                                 ----------   -----------
       Water Treatment and Pollution Control (1.7%)
          Ionics, Inc.*                                 8,000       186,800       288,000
                                                                 ----------   -----------

              Total common stocks                                 6,251,871    15,264,980

                           ARMSTRONG ASSOCIATES, INC.

                                  June 30, 1999

                                                     Shares or
                                                     principal                  Market
                                                       amount       Cost       value (a)
                                                     ---------   ----------   -----------
SHORT-TERM DEBT (2.31%)
    U.S. Treasury bills, due August 1999           $  400,000    $  398,312   $   398,312
                                                                 ----------   -----------

              Total investment securities - 90 99%               $6,650,183    15,663,292
                                                                 ==========

              Other assets less liabilities - 9.01%                             1,551,063
                                                                              -----------

              Net assets - 100.00%                                            $17,214,355
                                                                              ===========

NOTES

     (a) All common stocks are listed on a national securities exchange or reported on the NASDAQ national market and are valued at the closing price. Short-term debt is carried at cost, which approximates market value.

     (b)  Aggregate cost for Federal income tax purposes is $6,650,183.

     *    Nonincome-producing security

        The accompanying notes were an integral part of this statement.

                           ARMSTRONG ASSOCIATES, INC.

                             STATEMENT OF OPERATIONS

                            Year ended June 30, 1999


INVESTMENT INCOME
    Dividends                                                       $   150,813
    Interest                                                             21,338
                                                                    -----------
                                                                        172,151
    Operating expenses
       Investment advisory fees                      $   122,851
       Administrative fees                                16,000
       Custodian fees                                      7,798
       Transfer agent fees                                 9,517
       Legal fees                                          1,728
       Accounting fees                                    12,219
       Registration fees, licenses and other               2,601
       Reports and notices to shareholders                 7,645
       Directors' fees and expenses                        8,696
       Insurance expense                                   1,628        190,683
                                                     -----------    -----------

                  NET INVESTMENT LOSS                                   (18,532)
                                                                    -----------
REALIZED AND UNREALIZED GAINS ON INVESTMENTS
    Realized gains
        Proceeds from sales                                           2,426,986
        Cost of securities sold                                       1,810,125
                                                                    -----------

                  NET REALIZED GAINS                                    616,861
                                                                    -----------
    Unrealized appreciation
       Beginning of year                                              7,176,478
       End of year                                                    9,013,109
                                                                    -----------

                  INCREASE IN UNREALIZED APPRECIATION                 1,836,631
                                                                    -----------

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS                      2,453,492
                                                                    -----------

NET INCREASE IN NET ASSETS FROM OPERATIONS                          $ 2,434,960
                                                                    ===========

        The accompanying notes were an integral part of this statement.

                           ARMSTRONG ASSOCIATES, INC.

                       STATEMENTS OF CHANGES IN NET ASSETS

                              Years ended June 30,

                                                                             1999             1998
                                                                         ------------     ------------

OPERATIONS
    Net investment income (loss)                                         $    (18,532)    $     32,463
    Net realized gains on investments                                         616,861        1,096,424
    Increase in unrealized appreciation of investments                      1,836,631          726,296
                                                                         ------------     ------------

              NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          2,434,960        1,855,183

DISTRIBUTIONS TO SHAREHOLDERS
    Dividends paid from net investment income                                 (49,896)         (59,092)
    Distributions paid from net realized gains                               (561,330)        (980,946)
                                                                         ------------     ------------

              NET DECREASE IN NET ASSETS RESULTING FROM DISTRIBUTIONS        (611,226)      (1,040,038)

CAPITAL SHARE TRANSACTIONS
    Net proceeds from sale of capital stock                                   404,587          708,014
    Net asset value of shares issued as reinvestment of dividends             587,448          988,680
                                                                         ------------     ------------
                                                                              992,035        1,696,694
    Less cost of shares repurchased                                          (814,219)      (1,566,042)
                                                                         ------------     ------------
              NET INCREASE IN NET ASSETS RESULTING
                  FROM CAPITAL SHARE TRANSACTIONS                             177,816          130,652
                                                                         ------------     ------------

              TOTAL INCREASE IN NET ASSETS                                  2,001,550          945,797

NET ASSETS
    Beginning of year                                                      15,212,805       14,267,008
                                                                         ------------     ------------

    End of year (Note)                                                   $ 17,214,355     $ 15,212,805
                                                                         ============     ============

Note: At June 30, 1999 and 1998, undistributed net realized investment gains were $599,974 and $544,443, respectively. At June 30, 1999, distributions in excess of net investment income were $19,405. At June 30, 1998, undistributed net investment income was $49,023.

        The accompanying notes are an integral part of these statements.

                           ARMSTRONG ASSOCIATES, INC.

                          NOTES TO FINANCIAL STATEMENTS

                                  June 30, 1999


NOTE A - NATURE OF OPERATIONS AND SUMMARY OF ACCOUNTING POLICIES

     A summary of the significant accounting policies consistently applied in the preparation of the accompanying financial statements follows:

     Nature of Operations
     --------------------

     Armstrong Associates, Inc. (the Company) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end investment management company.

     Valuation of Securities
     -----------------------

     The Company's investments in common stocks are carried at market value. Short-term debt securities are carried at cost which approximates market.

     Investment Transactions and Investment Income
     ---------------------------------------------

     Investment transactions are recorded on a trade date basis, and realized gains and losses are calculated using the identified cost method. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

     Use of Estimates
     ----------------

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE B - FEDERAL INCOME TAXES

     As of June 30, 1999, the Company qualified and intends to continue to qualify each fiscal year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended. By qualifying, the Company will not be subject to Federal income taxes to the extent that it distributes all of its taxable income for its fiscal year.

NOTE C - PURCHASES AND SALES OF SECURITIES

     For the year ended June 30, 1999, purchases and sales of securities, excluding short-term debt securities, aggregated $461,520 and $2,426,986 respectively.

     The Company paid total brokerage commissions aggregating $7,700 in 1999 on purchases and sales of investment securities. All commissions were paid to unaffiliated broker-dealers.

                           ARMSTRONG ASSOCIATES, INC.

                                  June 30, 1999


NOTE D - INVESTMENT ADVISORY, TRANSFER AGENT AND ADMINISTRATIVE FEES

     The Company has agreed to pay its investment adviser, Portfolios, Inc. (Portfolios), a fee of .80% per annum of the average net asset value of the Company. For the year ended June 30, 1999, investment advisory fees to Portfolios amounted to $122,851. In order to effectively limit the expenses of the Company, the adviser has agreed to reimburse the Company for all expenses (including the advisory fee but excluding brokerage commissions, taxes and interest and extraordinary charges such as litigation costs) incurred by the Company in any fiscal year in excess of 2% of the first $10 million of its average daily net assets for the fiscal year, 1.5% of the next $20 million of average daily net assets and 1% of the remainder. No reimbursements were required in 1999.

     Portfolios is the transfer agent for the Company. Applicable fees of $8,400 were incurred by the Company for the year ended June 30, 1999. In addition, under the terms of an administrative services agreement between Portfolios and the Company, Portfolios provides accounting services to the Company for an annual fee of $16,000 payable in equal monthly installments.

     At June 30, 1999, the Company owed Portfolios $10,997 in accrued fees.

NOTE E - CAPITAL STOCK

     On June 30, 1999, there were 6,000,000 shares of $1 par value capital stock authorized, and capital paid in was $7,620,675. Transactions in capital stock for the years ended June 30, 1999 and 1998 were as follows:

                                                        1999         1998
                                                      --------     --------

     Shares sold                                        34,015       63,588
     Shares issued as reinvestment of dividends         51,758       93,981
                                                      --------     --------
                                                        85,773      157,569
     Shares redeemed                                   (66,465)    (133,173)
                                                      --------     --------

                Net increase in shares outstanding      19,308       24,396
                                                      ========     ========

NOTE F - DIVIDENDS

     Dividends from net investment income paid during the year ended June 30, 1999 and 1998 amounted to $.04 and $.05 per share, respectively. Distributions from net realized gains paid during the years ended June 30, 1999 and 1998 amounted to $.45 and $.83 per share, respectively.

                           ARMSTRONG ASSOCIATES, INC.

                         CONDENSED FINANCIAL INFORMATION

                       Selected per Share Data and Ratios

                                                   1999         1998        1997        1996        1995        1994        1993
                                                 -------      -------     -------     -------     -------     -------     -------
Net asset value, beginning of year               $ 12.14      $ 11.61     $ 10.45     $  9.70     $  8.19     $  8.26     $  7.08

Income (loss) from investment operations
     Net investment income (loss)                   (.01)         .03         .06         .05         .02          --         .02
     Net realized and unrealized gains
         (losses) on investments                    1.89         1.38        1.64        1.10        2.12         .10        1.19
                                                 -------      -------     -------     -------     -------     -------     -------
             Total from investment operations       1.88         1.41        1.70        1.15        2.14         .10        1.21

Less distributions
     Dividends from net investment income            .04          .05         .07         .02         .04          --         .02
     Distributions from net realized gains           .45          .83         .47         .38         .59         .17         .01
                                                 -------      -------     -------     -------     -------     -------     -------

Net asset value, end of year                     $ 13.53      $ 12.14     $ 11.61     $ 10.45     $  9.70     $  8.19     $  8.26
                                                 =======      =======     =======     =======     =======     =======     =======

Total return                                       16.26%       13.31%      17.19%      12.09%      27.32%       1.13%      17.12%

Ratios/supplemental data
     Net assets, end of period (000's)            17,214       15,213      14,300      13,100      11,961       9,255       9,680

     Ratio of expenses to average net assets         1.2          1.3         1.4         1.4         1.8         1.8         1.8

     Ratio of net investment income
         to average net assets                       (.1)          .2          .5          .5          .2          --          .2

     Portfolio turnover rate                           2%           7%          7%         19%         12%         15%         17%


                                                   1992        1991         1990        1989        1988         1987        1986
                                                 -------     -------      -------     -------     -------      -------     -------
Net asset value, beginning of year               $  6.87     $  7.38      $  7.74     $  7.17     $  9.66      $  8.72     $  7.65

Income (loss) from investment operations
     Net investment income (loss)                    .06         .16          .23         .24         .09          .10         .14
     Net realized and unrealized gains
         (losses) on investments                     .33        (.27)         .19         .67        (.53)        1.51        1.17
                                                 -------     -------      -------     -------     -------      -------     -------
             Total from investment operations        .39        (.11)         .42         .91        (.44)        1.61        1.31

Less distributions
     Dividends from net investment income            .15         .23          .24         .11         .14          .16         .24
     Distributions from net realized gains           .03         .17          .54         .23        1.91          .51          --
                                                 -------     -------      -------     -------     -------      -------     -------

Net asset value, end of year                     $  7.08     $  6.87      $  7.38     $  7.74     $  7.17      $  9.66     $  8.72
                                                 =======     =======      =======     =======     =======      =======     =======

Total return                                        5.79%       (.92)%       5.93%      13.23%      (6.27)%      20.00%      17.80%

Ratios/supplemental data
     Net assets, end of period (000's)             9,366       9,228        9,770       9,887      10,435       12,294      11,714

     Ratio of expenses to average net assets         1.9         1.9          1.8         1.9         2.0          1.7         1.6

     Ratio of net investment income
         to average net assets                        .8         2.3          2.9         3.0         1.3          1.0         1.6

     Portfolio turnover rate                          35%         24%          44%         46%         20%          51%         54%


                                                    1985        1984         1983        1982         1981        1980        1979
                                                 -------     -------      -------     -------      -------     -------     -------
Net asset value, beginning of year               $  7.29     $ 10.22      $  7.10     $  9.37      $  7.74     $  7.06     $  6.50

Income (loss) from investment operations
     Net investment income (loss)                    .24         .16          .21         .41          .24         .23         .16
     Net realized and unrealized gains
         (losses) on investments                    1.02       (2.51)        3.72       (1.28)        2.62        1.40         .84
                                                 -------     -------      -------     -------      -------     -------     -------
             Total from investment operations       1.26       (2.35)        3.93        (.87)        2.86        1.63        1.00

Less distributions
     Dividends from net investment income            .14         .20          .43         .19          .23         .13         .11
     Distributions from net realized gains           .76         .38          .38        1.21         1.00         .82         .33
                                                 -------     -------      -------     -------      -------     -------     -------

Net asset value, end of year                     $  7.65     $  7.29      $ 10.22     $  7.10      $  9.37     $  7.74     $  7.06
                                                 =======     =======      =======     =======      =======     =======     =======

Total return                                       19.10%     (24.01)%      61.27%      (9.87)%      38.04%      24.08%      15.17%

Ratios/supplemental data
     Net assets, end of period (000's)            10,957       9,788       12,869       7,669        8,277       5,777       4,538

     Ratio of expenses to average net assets         1.7         1.6          1.6         1.7          1.5         1.6         1.5

     Ratio of net investment income
         to average net assets                       3.1         1.9          2.4         5.6          2.7         3.2         2.3

     Portfolio turnover rate                          53%         96%          59%         34%          60%        131%         97%


                                                    1978        1977        1976        1975
                                                 -------     -------     -------     -------
Net asset value, beginning of year               $  5.68     $  5.30     $  3.81     $  2.74

Income (loss) from investment operations
     Net investment income (loss)                    .08         .04         .03         .07
     Net realized and unrealized gains
         (losses) on investments                     .78         .38        1.53        1.04
                                                 -------     -------     -------     -------
             Total from investment operations        .86         .42        1.56        1.11

Less distributions
     Dividends from net investment income            .04         .04         .07         .04
     Distributions from net realized gains            --          --          --          --
                                                 -------     -------     -------     -------

Net asset value, end of year                     $  6.50     $  5.68     $  5.30     $  3.81
                                                 =======     =======     =======     =======

Total return                                       15.31%       8.05%      42.06%      41.46%

Ratios/supplemental data
     Net assets, end of period (000's)             3,886       3,649       3,785       2,892

     Ratio of expenses to average net assets         1.5         1.5         1.5         1.5

     Ratio of net investment income
         to average net assets                       1.6         1.9          .8         2.7

     Portfolio turnover rate                         151%        113%        113%        210%

(a) For a share outstanding throughout the year. Per share data has been rounded to nearest cent and adjusted to give effect to a 2-for-1 stock split, effective October 16, 1978, by means of a stock distribution.

(b)  The  Fund  had  no  senior   securities  or  outstanding  debt  during  the
     twenty-five-year period ended June 30, 1999.

(c) Total commissions paid divided by number of shares of applicable investment securities transactions. Disclosure requirement beginning with fiscal year ended June 30, 1996. Information for fiscal years prior to June 30, 1996, is not applicable.

      See accompanying report of independent certified public accountants.

                              TO OUR SHAREHOLDERS:

The fiscal year of Armstrong Associates, Inc., ended June 30, 1999. At that time Armstrong had total net assets of $17,214,355 and a per share price of $13.53. Not reflected in the fiscal year end price were December 1998 distributions of income and capital gains totaling $0.49 per share. For the twelve months Armstrong recorded a total investment return of +16.26%.

Reversing a declining trend that had been in place since calendar 1997, interest rates increased sharply during the first half of calendar 1999. Inflation, on the other hand, stayed low despite increases in energy prices and interest rates. For the year large-cap stocks generally continued to outperform mid and small-cap issues. The Standard and Poor's 500 Index, a market capitalization weighted index, increased +21.07% in price for the twelve months under review while the Standard and Poor's 400 MidCap and 600 SmallCap Indexes had price returns of +15.72% and -3.14%, respectively. More reflective of the general market, the Value Line Composite Index, which covers approximately 1,700 equally-weighted issues, showed a price loss of -2.29%. For comparison purposes, long term bonds, as represented by the Lehman Brothers U.S. Treasury Composite Index, had a total return, interest and price change, of +2.95%.

Looking ahead, we see continued market volatility as well as wide performance divergence between individual stocks and stock groups. While large-cap stocks should continue to play a key role in investment portfolios, we would expect mid-cap and small-cap issues to reflect a higher level of market interest as investors look for less exploited investment opportunities. We believe the long term outlook for equity investments continues to be strong, helped by a developing demographic trend that favors increased investment savings as a large portion of the population prepares for retirement over the next 10 to 15 years and the preeminent position of the United States in the world economy which we expect to continue.

Please call or write if you have any questions concerning your Armstrong investment.

Sincerely,


C.K. Lawson

August 6, 1999

                            PART C: OTHER INFORMATION

(a) Restated Articles of Incorporation of the Fund filed October 28, 1983 [Exhibit 1.1, Form N-1A Post-Effective Amendment No. 27]

(b)(1) Bylaws of the Fund as amended through August 27, 1987 [Exhibit 2.1, Form N-1A Post-Effective Amendment No. 31]

(b)(2) Amendment to Bylaws of the Fund, effective August 25, 1993 [Exhibit 2.2, Form N-1A Post-Effective Amendment No. 37]

(c)       See Exhibit (a)

(d) Investment Advisory Agreement dated October 30, 1981 between the Fund and Portfolios, Inc. [Exhibit 5.1, Form N-1A Post-Effective Amendment No. 28]

(e)       None

(f)       None

(g)       Custody  Agreement  dated  September  9, 1994 between the Fund and The
          Bank of California, N.A. [Exhibit 8.4, Form N-1A, Post-Effective Amendment No. 39]

(h)(1) Amended and Restated Transfer Agent Agreement dated May 17, 1995 [Exhibit 8.5, Form N-1A Post Effective Amendment No. 40]

(h)(2) Administrative Services Agreement dated October 24, 1985 between the Fund and Portfolios, Inc. [Exhibit 9.1, Form N-1A Post-Effective Amendment No. 30]

(i) Opinion of Jackson & Walker, L.L.P. as to legality of securities being registered and related consent [Exhibit 10.1, Form N-1A Post-Effective Amendment No. 43]

(j)       Consent of Grant Thornton L.L.P [Filed Herewith]

(k)       Financial Data Schedule

(l)       None

(m)       None

(n)       None

Item 24.  Persons Controlled by or Under Common Control with Registrant
          -------------------------------------------------------------
          None

Item 25.  Indemnification
          ---------------
               Article 2.02-1 of the Texas Business Corporation Act and Article XI of the Bylaws of the Fund provide for the indemnification of directors and officers of the Fund against certain liabilities.

               Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Fund pursuant to the foregoing provisions, or otherwise, the Fund has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Fund of expenses incurred or paid by a director, officer or controlling person of the Fund in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Fund will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.  Business and Other Connections of Investment Adviser
          ----------------------------------------------------
               In addition to serving as investment adviser to the Fund, Portfolios, Inc. serves as investment adviser to a number of other persons, none of whom is believed to be an investment company.

                               Positions and Offices     Positions and Offices
          Name                 with Portfolios, Inc.         with the Fund
          ----                 ---------------------         -------------

          C. K. Lawson(a)      President, Treasurer      President, Treasurer
                               and Director              and Director

          Candace L. King(b)   Secretary                 Vice President
                                                         and Secretary

               (a) Mr. Lawson is President, Treasurer and a director of Lawson Investments, Inc. ("LII"), a corporation which owns all of the outstanding stock of Portfolios, Inc. and the principal business address of which is 750 North St. Paul, LB 13, Suite 1300, Dallas, Texas 75201.

               (b) Ms. King is Vice President and Secretary of LII.

Item 27.  Principal Underwriters
          ----------------------
          Not Applicable.

Item 28.  Location of Accounts and Records
          --------------------------------
               Physical possession of all accounts, books and other documents required to be maintained by the Fund and the Adviser pursuant to ss.31 of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Fund and the Adviser at 750 North St. Paul, LB 13, Suite 1300, Dallas, Texas, except that certain records are maintained at the offices of the Fund's custodian, The Union Bank of California, N.A., 475 Sansome Street, 15th Floor, San Francisco, California 94111.

Item 29.  Management Services
          --------------------
          Not applicable.

Item 30.  Undertakings
          ------------
          Not applicable.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, and State of Texas, on August 27, 1999.

                                            ARMSTRONG ASSOCIATES, INC.


                                            By:  /s/ Candace L. King
                                                 -------------------------------
                                                 Candace L. King, Vice President


     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Registration Statement has been signed below by the following persons in the capacities indicated below on August 27, 1999.

             Signature                                     Title
             ---------                                     -----
                                              President, Treasurer and Director
            C.K. LAWSON*                      (Principal Executive Officer and
                                              Principal Financial and Accounting
                                              Officer)

         EUGENE P. FRENKEL*                   Director



                                              Director
         DOUGLAS W. MACLAY*


     R.H. STEWART MITCHELL, JR.*              Director


         CRUGER S. RAGLAND*                   Director


          ANN REED DITTMAR*                   Director



*By:  /s/Candace L. King
      -------------------------------
      Candace L. King
      Attorney-in-Fact under Power of
      Attorney filed as Exhibit 15

                           INDEX TO ATTACHED EXHIBITS

Exhibit                                                                  Page
-------                                                                  ----
(j)       Consent of Grant Thornton LLP                                   E-1